________________________________________________________________________________

Exhibit 10.2 Supplemental Agreement to the OEM CD Smart Card Agreement dated April 4, 2000, between Iora Limited and IQROM Limited.

THIS AGREEMENT is made the 4th day of April 2000

BETWEEN:


(1) IORA LIMITED (Company No. 3445693) whose registered office is situated at 1a Intec 2, Intec Business Park, Wade Road, Basingstoke, Hampshire RG24 8NE (the "Supplier").

(2)      IQROM LIMITED (Company No. 03732349) ( formerly DXP New Media
         Services Limited whose registered office is situated at 7 Willow Court, Bourton Industrial Park, Bourton on the Water, Cheltenham, Gloucestershire GL54 2HQ ("IQROM")

WHEREAS:

(A) The parties entered into a OEM CD Smart Card Agreement on 29 June 1999 which was amended by letter agreement dated 8 October 1999 ("OEM CD Smart Card Agreement").

(B)      This Agreement is supplemental to the OEM CD Smart Card Agreement.

NOW IT IS HEREBY AGREED as follows:

1.       DEFINITIONS

         The definitions set out in the OEM CD Smart Card Agreement shall be deemed incorporated into this Agreement. The following expressions shall have the following meanings and where such definitions also appear in the OEM Agreement shall replace the corresponding definitions in the OEM CD Smart Card Agreement:

         1.1 "Combined Product" shall mean the product described as "iQROM" (or having any other name) being CD Business Cards incorporating Soft CD;

         1.2 "CD Business Card" means a storage product whose physical size is similar to a business card measuring up to 3.5" by 2.5" manufactured utilizing CD technology and DVD technology. This definition shall replace the definition of CD Smart Card in the OEM Smart Card Agreement;

         1.3 "IQROM Group Company" means any holding company of IQROM and any subsidiary of IQROM or such holding company ("holding company" and "subsidiary" having the meaning set out in section 736 of the Companies Act 1985 (as amended);

         1.4 "Regions" means the world regions set out in the Schedule in relation to which royalty targets are set;

         1.5 *

--------------------
* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

________________________________________________________________________________

2.       EXCLUSIVITY, USE, DURATION

2.1      Extension of exclusivity

         The parties agree that clause 4.2 of the OEM CD Smart Card Agreement shall be amended such that:


         (a)      *

2.2      *

2.3      *

2.3.1    *

2.3.2    IQROM agrees to procure that during this Agreement:

         (a) any such IQROM Group Company and Ingman Limited (and its sub-contractors) supply all of its production of the Combined Product to IQROM for distribution to IQROM customers;

         (b) any such IQROM Group Company and Ingman Limited (and its sub-contractors) shall not supply Combined Products to any party except as set out in clause 2.3.1;

         (c) any such IQROM Group Company and Ingman Limited (and its sub-contractors) shall not reproduce SoftCD other than to enable it to supply IQROM with Combined Products and for no other purpose; and

         (d) IQROM shall be responsible for any failure by such IQROM Group Company and Ingman Limited (and its sub-contractors) to reproduce SoftCD other than for this purpose.

2.3.3 The licence contained in clause 2.1 of the OEM Smart Card Agreement shall not extend any further than as set out in this clause 2.3 or extend to any party other than a party described in this clause 2.3.

2.3.4 IQROM during the term of this Agreement shall procure that Ingman Limited (and its sub-contractors) and any IQROM Group Company shall supply all of its production of CD Business Cards to IQROM for distribution to IQROM customers save for sales by Ingman Limited or any IQROM Group Company of CD Business Cards to third party CD replicators.


--------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

________________________________________________________________________________

2.3.5 IQROM shall be directly responsible to the Supplier for lost royalties (that is, royalties which would have been paid to the Supplier had the CD Business Cards been supplied by Ingman Limited or any IQROM Group Company to DXP) as a result of any failure by Ingman Limited or the IQROM Group Company to supply all of its production of CD Business Cards to IQROM (save for sales to third party CD replicators) in accordance with this Clause 2.3.4. A sale of CD Business Cards by Ingman Limited or any IQROM Group Company other than to IQROM (or to third party CD replicators) shall be a "Royalty-Bearing Group Card Sale" for the purposes of Clause 3.1.2.

2.4      Carry forward of quarterly surpluses

         *

2.5      *


2.6      Acknowledgement of advance payments

         The parties acknowledge that IQROM has paid the sum of (pound) * in the form of advanced royalties for the quarter expiring on 31 December 1999 and that any surplus above the royalty revenue targets for that quarter may be carried forward and credited against subsequent quarters in the period up to 30 June 2000.

2.7      Duration

         The parties agree that clause 3 of the OEM Smart Card Agreement shall be replaced by the following:

         "This Agreement shall commence on the Commencement Date and shall continue thereafter until * unless terminated under Clause 13, provided that the Supplier shall be entitled to terminate the Agreement on * by notice given in writing at least thirty (30) days prior to such date".

--------------------
* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

________________________________________________________________________________

3.       PAYMENT

3.1      Royalties

3.1.1    Combined Products

         IQROM shall pay to the Supplier: *

3.1.3 This clause 3.1 shall replace Clause 5.1 of the OEM CD Smart Card Agreement and the letter agreement dated 8 October 1999.

3.2      First quarter

         For the purposes of accounting for royalties under Clause 5.4 of the OEM CD Smart Card Agreement, the first calendar quarter occurring after signature of this Agreement shall start on 1 April 2000.

4.       GENERAL

4.1      Continuation of OEM Smart Card Agreement

         The OEM CD Smart Card Agreement shall remain in full force as varied by this Agreement.

4.2      Third party rights

         The Contract (Rights of Third Parties) Act 1999 shall apply to this Agreement in respect of the entitlements given under clause 2.1 of the OEM Smart Card Agreement and clause 2.3.1 above, but not in respect of any other entitlements or contractual rights, and in any event only to the extent that clause 2.3.1 grants any rights to any third party.

4.3      Headings

         The headings to the clauses and sub-clauses of this Agreement are included for convenience only and shall not affect the interpretation or construction of this Agreement.


EXECUTED under hand in two originals the day and year first before written.


--------------------
* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

________________________________________________________________________________

SIGNED by the duly authorized representatives of the parties:



SIGNED for and on behalf of

IORA LIMITED by PADDY

FALLS in the presence of:-



Signature /s/ Patrick Falls



Title    CEO



Witness /s/ Colin Allmark




SIGNED for and on behalf of

IQROM LIMITED


by TOM ELEK

in the presence of:-



Signature /s/ Tom Elek


Title  CEO


Witness  /s/ Gregory T. Joy

________________________________________________________________________________


                                    CONTENTS



1.       DEFINITIONS                                                          24
2.       EXCLUSIVITY, USE, DURATION                                           25
3.       PAYMENT                                                              25
4.       GENERAL                                                              25

________________________________________________________________________________

                   DATED                              2000




                                IORA LIMITED (1)

                                      And

                               IQROM LIMITED (2)







                             SUPPLEMENTAL AGREEMENT

                                     to the

                          OEM CD SMART CARD AGREEMENT







                                Hammond Suddards
                                 Trinity Court
                             16 John Dalton Street
                                   Manchester
                                    M60 8HS

                               Tel: 0161 830 5000
                               Fax: 0161 830 5001
                                  Ref: AXW/CH